Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial information presents the unaudited pro forma condensed combined balance sheet as of September 30, 2021 and statements of operations for the nine months ended September 30, 2021 and year ended December 31, 2020, based upon the combined historical financial statements of Equillium, Inc. (“Equillium” or the “Company”), and Bioniz Therapeutics, Inc. (“Bioniz”) after giving effect to the business combination (the “Acquisition”) between Equillium and Bioniz and unaudited pro forma adjustments described in the accompanying notes.

The unaudited pro forma condensed combined financial information set forth herein is based upon the consolidated financial statements of Equillium and Bioniz. The unaudited pro forma condensed combined financial information is presented as if the Acquisition had been completed on January 1, 2021 with respect to the unaudited pro forma condensed combined balance sheet as of September 30, 2021 and as of January 1, 2020 with respect to the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020 and the nine months period ended September 30, 2021.

The historical consolidated financial information has been adjusted to give effect to pro forma adjustments that are factually supportable, directly attributable to the Acquisition, and expected to have continuing impact to the statement of operations.

The unaudited pro forma condensed combined financial information should be read in conjunction with:

•
Equillium’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2020, as contained in its Annual Report on Form 10-K filed on March 24, 2021 with the United States Securities and Exchange Commission (the “SEC”).
•
Equillium’s unaudited condensed consolidated financial statements and accompanying notes as of and for the nine months period ended September 30, 2021, as contained in its Quarterly Report on Form 10-Q filed on November 10, 2021 with the SEC.
•
Bioniz’s audited financial statements as of and for the year ended December 31, 2020, contained elsewhere in this filing under exhibit 99.1.
•
Bioniz’s unaudited condensed consolidated financial statements and accompanying notes as of and for the nine months ended September 30, 2021, contained elsewhere in this filing under exhibit 99.2.
•
The other information contained in or incorporated by reference into this filing.

Additional information about the basis of presentation of this information is provided in Note 1 hereto.

The unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of Regulation S-X. The Company has accounted for the Acquisition of Bioniz using the acquisition method of accounting, in accordance with FASB Accounting Standards Codification (“ASC”) Topic 805 “Business Combinations” (“ASC 805”). The Company determined the Acquisition constitutes an acquisition of assets instead of a business combination as substantially all of the fair value of the gross assets acquired were concentrated in a group of similar identifiable assets, and therefore, the asset is not considered a business.

The unaudited pro forma condensed combined financial information is provided for informational purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Acquisition had been completed as of the date set forth above, nor is it indicative of the future results or financial position of the combined company. In connection with the pro forma financial information, the Company allocated the purchase price using its best estimates of fair value. Accordingly, the pro forma acquisition price adjustments are preliminary and subject to further adjustments as additional information becomes available and as additional analyses are performed. The unaudited pro forma condensed combined financial information also does not give effect to the potential impact of current financial conditions, any anticipated synergies, operating efficiencies or cost savings that may result from the Acquisition or any integration costs. The unaudited pro forma condensed combined statements of operations do not reflect certain amounts resulting from the transaction that were determined to be of a non-recurring nature.

Description of the Acquisition

On February 14, 2022, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with Project JetFuel Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), Bioniz Therapeutics, Inc., a Delaware corporation (“Bioniz”), and Kevin Green, solely in his capacity as representative of the securityholders of Bioniz (the “Securityholders’ Representative”). As consideration for the acquisition of Bioniz, the Company agreed to (a) issue up to an aggregate of 5,699,492 shares of the Company’s common stock (“Merger Shares”), and (b) make contingent payments up to an aggregate of $57.5 million based on the achievement of certain regulatory events for the Bioniz product candidates commencing on first U.S. approval, and up to an aggregate of $250 million based on the achievement of certain commercialization events for product candidate BNZ-1 as set forth in the Merger Agreement. The closing issuance of Merger Shares may be adjusted after the closing, pursuant to procedures set forth in the Merger Agreement, in connection with the finalization of transaction expenses, debt, net exercise taxes and working capital amounts at closing, which could take place up to 18 months after the closing.

EQUILLIUM, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF SEPTEMBER 30, 2021

(In thousands)

Assets	Equillium	Bioniz	Adjustment		Total
Current assets:
Cash and cash equivalents	$77,155	$2,318	$—		$79,473
Short-term investments	13,539	—	—		13,539
Prepaid expenses and other current assets	1,476	33	—		1,509
Total current assets	92,170	2,351	—		94,521
Property and equipment, net	243	8	—		251
Other assets	57	—	—		57
Total assets	$92,470	$2,359	$—		$94,829
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$2,669	$101	$—		$2,770
Accrued expenses	3,859	744	—		4,603
Current portion of long-term notes payable	1,250	—	—		1,250
Total current liabilities	7,778	845	—		8,623
Long-term notes payable	8,873	—			8,873
Other non-current liabilities	17	87	—		104
Total liabilities	16,668	932	—		17,600

Convertible preferred stock	—	28,247	(28,247)	D	—
Stockholders' equity:
Common Stock	2	—	—		2
Additional paid-in capital	175,222	856	(856)	D	175,222
Accumulated other comprehensive loss	(66)	—	—		(66)
Accumulated deficit	(99,356)	(27,676)	29,103	D	(97,929)
Total stockholders' equity	75,802	(26,820)	28,247		77,229
Total liabilities, convertible preferred stock and stockholders' equity	$92,470	$2,359	$—		$94,829

See notes to unaudited pro forma condensed combined financial statements.

EQUILLIUM, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2021

(In thousands, except for share amounts)

	Equillium	Bioniz	Adjustment		Total
Operating expenses:
Research and development	$18,830	$2,806	$—		$21,636
General and administrative	8,569	1,626	—		10,195
Total operating expenses	27,399	4,432	—		31,831
Loss from operations	(27,399)	(4,432)	—		(31,831)
Other (expense) income, net:
Interest expense	(807)	—	—		(807)
Interest income	47	—	—		47
Other (expense) income, net	(272)	15,002	(15,000)	B	(270)
Total other (expense) income, net	(1,032)	15,002	(15,000)		(1,030)
Loss before income taxes	(28,431)	10,570	(15,000)		(32,861)
Provision for income taxes		(3)			(3)
Net (loss) income	$(28,431)	$10,567	$(15,000)		$(32,864)
Other comprehensive income, net:
Unrealized loss on available-for-sale securities, net	(11)	—	—		(11)
Foreign currency translation gain	242	—	—		242
Total other comprehensive income, net	231	—	—		231
Comprehensive (loss) income	$(28,200)	$10,567	$(15,000)		$(32,633)
Net loss per share, basic and diluted	$(0.99)				$(0.98)
Weighted-average number of common shares outstanding, basic and diluted	28,602,450		4,820,230	C	33,422,680

See notes to unaudited pro forma condensed combined financial statements.

EQUILLIUM, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

(In thousands, except for share amounts)

	Equillium	Bioniz	Adjustment		Total
Operating expenses:
Research and development	$19,384	$6,020	$—		$25,404
General and administrative	10,164	2,371	—		12,535
Total operating expenses	29,548	8,391	—		37,939
Loss from operations	(29,548)	(8,391)	—		(37,939)
Other (expense) income, net:
Interest expense	(1,099)	(30)	30	A	(1,099)
Interest income	476	—	—		476
Other (expense) income, net	358	645	—		1,003
Total other (expense) income, net	(265)	615	30		380
Loss before income taxes	(29,813)	(7,776)	30		(37,559)
Benefit for income taxes		38			38
Net loss	$(29,813)	$(7,738)	$30		$(37,521)
Other comprehensive loss, net:
Unrealized loss on available-for-sale securities, net	(41)	—	—		(41)
Foreign currency translation loss	(277)	—	—		(277)
Total other comprehensive loss, net	(318)	—	—		(318)
Comprehensive loss	$(30,131)	$(7,738)	$30		$(37,839)
Net loss per share, basic and diluted	$(1.46)				$(1.49)
Weighted-average number of common shares outstanding, basic and diluted	20,355,534		4,820,230	C	25,175,764

See notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. Basis of Presentation

The unaudited pro forma combined financial statements were prepared in accordance with the regulations of the Securities and Exchange Commission (SEC) and are intended to show how the transaction might have affected the historical financial statements. The unaudited pro forma condensed combined financial information set forth herein is based upon the consolidated financial statements of Equillium and Bioniz. The unaudited pro forma condensed combined financial information is presented as if the Acquisition had been completed on January 1, 2021 with respect to the unaudited pro forma condensed combined balance sheet as of September 30, 2021 and as of January 1, 2020 with respect to the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020 and the nine month period ended September 30, 2021. The unaudited pro forma condensed combined financial statements have also been adjusted to give effect to pro forma events that are directly attributable to the Acquisition, factually supportable and expected to have a continuing impact on the combined results.

Equillium’s combined financial information has been prepared in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”) as issued by the Financial Accounting Standards Board (“FASB”). Bioniz’s financial information has been historically prepared in accordance with GAAP.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations had the Acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the combined company will experience after the completion of the Acquisition. To the extent there are significant changes to the combined company’s business following completion of the transaction, the assumptions and estimates set forth in the unaudited pro forma condensed combined financial statements could change significantly.

The Company has accounted for the Acquisition of Bioniz as of February 14, 2022 using the acquisition method of accounting, in accordance with FASB Accounting Standards Codification (“ASC”) Topic 805 “Business Combinations” (“ASC 805”). The Company determined the Acquisition constituted an acquisition of assets instead of a business combination as substantially all of the fair value of the gross assets acquired were concentrated in a group of similar identifiable assets, and therefore, the asset is not considered a business.

The Company has determined the Merger meets the definition of an acquisition of a business as defined in Rule 8-04 of Regulation S-X of the Securities Exchange Commission (“SEC”). The accompanying unaudited pro forma condensed combined financial information was prepared for the purpose of complying with Rule 8-04 of Regulation S-X of the SEC and for inclusion in the Company’s filings with the SEC.

For purposes of estimating the fair value of assets acquired as reflected in the unaudited pro forma condensed combined financial statements, in accordance with the applicable accounting guidance, the Company established a framework for measuring fair values. The applicable accounting guidance defines fair value as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). Market participants are assumed to be buyers and sellers in the principal or most advantageous market for the asset or liability. Additionally, under the applicable accounting guidance, fair value measurements for an asset assume the highest and best use of that asset by market participants. As a result, the Company may be required to value assets of Bioniz at fair value measures that do not reflect the Company’s intended use of those assets. Use of different estimates and judgments could yield different results.

Pro forma adjustments reflected in the unaudited pro forma condensed combined statements of operations are based on items that are factually supportable, directly attributable to the Acquisition and expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial information does not reflect the cost of any integration activities or benefits from the Acquisition, including potential synergies that may be generated in future periods. To the extent there are significant changes to the combined company’s business following completion of the transaction, the assumptions and estimates set forth in the unaudited pro forma condensed combined financial statements could change significantly.

2. Accounting Policies

The unaudited pro forma condensed combined financial statements do not reflect any differences in accounting policies. Equillium has completed the review of Bioniz’s accounting policies and has concluded that differences between the accounting policies of the two companies are not material.

3. Consideration Transferred

In consideration of the interests, the Company delivered to its stock transfer agent at closing 4,820,230 shares of Equillium common stock for issuance to former stockholders of Bioniz per the terms of the Merger Agreement. Up to an additional 879,252 shares of Equillium common stock, pending any adjustment per the terms of the Merger Agreement, will be issued to former stockholders of Bioniz 18 months after closing for total consideration of $22.5 million for all of the assets and assumed liabilities of Bioniz.

The Company may be obligated to make contingent payments up to an aggregate of $57.5 million based on the achievement of certain regulatory events for the Bioniz product candidates commencing on first U.S. approval, and up to an aggregate of $250 million based on the achievement of certain commercialization events for product candidate BNZ-1. As the Company is recording the transaction as an asset acquisition under ASC 805, the contingent payments will be recognized upon achievement and expensed to IPR&D.

4. Preliminary Purchase Price Allocation

A summary of the preliminary estimated purchase price allocation is as follows (in thousands):

Description	Fair Value
Assets acquired:
Cash	$700
Prepaid expenses and other current assets	28
Fixed assets	6
Total assets acquired	734
Liabilities assumed:
Accounts payable	265
Accrued expenses	976
Total liabilities assumed	1,241
Net liabilities acquired	(507)
In-Process R&D	$23,049

5. Pro Forma Adjustments

The unaudited pro forma adjustments included in the unaudited pro forma condensed combined financial statements are based on preliminary estimates that may change as significantly as additional information is obtained, are as follows:

(a)
To eliminate interest expense of $30,000 included in Bioniz’s historical unaudited statement of operations for the year ended December 31, 2020 related to long-term debt which was converted into Series A convertible preferred stock in January 2020, and therefore was not assumed as part of the acquisition.
(b)
To reverse the income recognized during the nine months ended September 30, 2021 attributed to the termination of the Almirall option agreement which is considered to be a non-recurring item.
(c)
To reflect the unaudited pro forma condensed combined basic and diluted earnings per share for the period presented that have been adjusted by the 4,820,230 common shares issued from treasury in connection with the acquisition of Bioniz, which are assumed outstanding for the nine months ended September 30, 2021 for pro forma purposes.
(d)
To reflect the elimination of Bioniz’s convertible redeemable preferred stock, additional paid-in capital, and accumulated deficit on acquisition.